                                                               EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements
No. 33-60666, 33-82280, 33-89388, 33-65186, 33-92372 and 333-23819 of S3
Incorporated on Form S-8 of our report dated January 17, 1997 appearing in the Annual Report on Form 10-K of S3 Incorporated for the year ended December 31, 1996.



DELOITTE & TOUCHE LLP


San Jose, California
March 27, 1997